UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 15, 2006
                        (Date of earliest event reported)


                                 vFINANCE, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-11454-03              58-1974423
(State or Other Jurisdiction of     (Commission File No.)      (IRS Employer
         Incorporation)                                      Identification No.)

                            3010 North Military Trail
                                    Suite 300
                            Boca Raton, Florida 33431
                    (Address of Principal Executive Offices)

                                 (561) 981-1000
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  2.02        Results of Operations and Financial Condition

On May 15, 2006, vFinance, Inc. (the "Company") issued a press release announcing its results of operations for the first quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this report. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Title

99.1              Press release issued by vFinance, Inc. on May 15, 2006.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      vFINANCE, INC.

                                      By:  /s/ Leonard J. Sokolow
                                           -------------------------------------
                                           Name:  Leonard J. Sokolow
                                           Title: Chief Executive Officer

Date:   May 19, 2006

                                  EXHIBIT INDEX

Exhibit           Description

99.1              Press release dated May 15, 2006.